Exhibit 10.19

              Agreement to File Schedules, Supplements and Exhibits


         Origin Agritech Limited, a company formed under the laws of the British Virgin Islands ("Agritech"), hereby agrees to provide to the United States Securities and Exchange Commission ("SEC"), such schedules, supplements and exhibits to the Stock Purchase Agreement dated December 20, 2004, among Chardan China Acquisition Corp., a Delaware corporation ("Chardan"), State Harvest Holdings Limited, a company formed under the laws of the British Virgin Islands ("State Harvest") and certain shareholders of Chardan and State Harvest. Further, Agritech agrees to file as an exhibit to the Registration Statement on Form S-4, No. 333- 124709 or another filing with the SEC, if requested to be filed by the Staff of the SEC or if such agreement becomes material and subject to the filing requirements of Regulation S-K such above referenced schedules, supplements and exhibits.

Agreed as of this 14th day of
June, 2005

/s/ Kerry Propper
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Kerry Propper,
President and Secretary